                                                                  Exhibit 10.207

                                                                October 31, 2002
                                                                ----------------
                                                                            Date

THE CIT GROUP/EQUIPMENT FINANCING, INC.

PO Box 27248
------------------------------------------------------
Address

Tempe                                AZ    85285-7248
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City                               State    Zip Code


Gentlemen:

You are irrevocably instructed to disburse the proceeds of your loan to us, evidenced by the Schedule of Indebtedness dated October 31, 2002 as follows:


          Payee Names and Addresses                                 Amount
----------------------------------------------------------   -------------------
Schedule No. 9 of a Master dated 4/05/2000, acct# 90091403   $        189,859.39
                                                               -----------------
                                                             $
                                                               -----------------
                                                             $
                                                               -----------------
                                                             $
                                                               -----------------
                                                             $
                                                               -----------------
                                                             $
                                                               -----------------
Processing fee, non refundable                               $            350.00
                                                               -----------------


                                             Total Proceeds  $        190,202.39
                                                               -----------------











Very truly yours,


Ready Mix, Inc.
-----------------------------------------------------------------

By  Kenneth D. Nelson          Title  Vice President
  --------------------------       ------------------------------

                                SCHEDULE NO. 05
                    SCHEDULE OF INDEBTEDNESS AND COLLATERAL

To Master Security Agreement dated April 5, 2000, between the undersigned
                                   -------------
Secured Party and Debtor.

This Schedule of Indebtedness and Collateral incorporates the terms and conditions of the above-referenced Master Security Agreement.

This is Originally Executed Copy No. 1 of 1 originally executed copies. Only
                                     -    -
transfer of possession by Secured Party of Originally Executed Copy No. 1 shall be effective for purposes of perfecting an interest in this Schedule by possession.

The equipment listed on this Schedule will be located at:

109 Delhi                     North Las Vegas          NV        89030
--------------------------  ------------------------  --------  -------------
Address                       City                     State     Zip Code

Debtor grants to Secured Party a security interest in the property described below, along with all present and future attachments and accessories thereto and replacements and proceeds thereof, including amounts payable under any insurance policy, all hereinafter referred to collectively as "Collateral".

Collateral Description (Describe Collateral fully including make, kind of unit, model and serial numbers and any other pertinent information.)

(1) Caterpillar 988F wheel loader, serial number BYG00232

(1) Caterpillar 980G wheel loader, serial number 2KR000942

Including all present and future attachments and accessions thereto and replacements and proceed thereof, including amounts payable under any insurance policy.



2085A (8/00) Schedule of indebtedness and Collateral--
Precomputed Interest: Fixed Rate
Attach to Master Security Agreement 2084.

Debtor promises to pay Secured Party the total sum of $210,457.50 which represents principal and interest precomputed over the term hereof, payable in 33 (total number) combined principal and interest payments of $6,377.50 each commencing on November 11, 2002 and a like sum on a like date each month thereafter until fully paid, provided however, that the final payment shall be in the amount of the unpaid balance and interest. Payment shall be made at the address of Secured Party shown on the Master Security Agreement or such other place as Secured Party may designate from time to time.

Special Provisions.



ACCEPTED October 21, 2002
         -------------------

SECURED PARTY:

THE CIT GROUP/EQUIPMENT FINANCING, INC.

By  /s/ Karl Reed             Title   Portfolio Specialist II
  ---------------------------      ----------------------------------

Executed on     10/31/02

DEBTOR:

Ready Mix, Inc.
----------------------------------------------
Name of Individual, corporation or partnership


By /s/ Kenneth D. Nelson           Title   Vice President
  ---------------------------           ----------------------------------


2095A (6/00) Schedule of Indebtedness and Collateral -
Precomputed Interest: Fixed Rate
Attach to Master Security Agreement 2094.

                                                                     Page 2 of 2